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                                                                    EXHIBIT 99.2

           Certification of Chief Financial Officer of XTO Energy Inc. (Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of XTO Energy Inc. (the "Company") on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Louis G. Baldwin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Louis G. Baldwin
-------------------------------
Louis G. Baldwin
Chief Financial Officer
May 7, 2003

A signed original of this written statement required by Section 906 has been provided to XTO Energy Inc. and will be retained by XTO Energy Inc. and furnished to the Securities and Exchange Commission or its staff upon request.